UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - October 5, 2005
                               (October 27, 2004)

                                   ----------

                          TRENWICK AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                      0-31967                 06-1087672
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

       One Canterbury Green, Stamford, Connecticut                  06901
         (Address of principal executive offices)                 (Zip Code)

                                 (203) 353-5500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03 Bankruptcy or Receivership

(b) Pursuant to an order of the United States Bankruptcy Court for the District of Delaware (the "Court") dated October 27, 2004 (the "Confirmation Order"), the Court confirmed the Second Amended Plan of Reorganization of the Registrant, dated October 26, 2004 (the "Plan"). A copy of the Plan is attached hereto as
Exhibit 99.1 and a copy of the Confirmation Order is attached hereto as Exhibit 99.2.

Although the Court entered the Confirmation Order on October 27, 2004, the Plan did not become effective until August 15, 2005 (the "Effective Date"), following satisfaction of conditions precedent to effectiveness.

Below is a summary of the material features of the Plan. Capitalized terms used and not otherwise defined shall have the meanings ascribed in the Plan. The following summary is qualified, in all respects, by the terms of the Plan and the Confirmation Order attached hereto and incorporated herein by reference.

Pursuant to the Plan, Trenwick America Corporation ("TAC") was reorganized and succeeded by Trenwick America LLC, a new Delaware limited liability company ("New TAC"). New TAC is governed by a nine (9) member board of managers, serving during the Initial Term. The current members are: Joann McNiff, Kurt J. Rechner, Morris D. Weiss, Thomas B. Pickens III, Stephen L. Kibblehouse, Bruce Waterfall, George M. Reider, Jr., Stuart B. Ross and Victor Palmieri. The Plan Proponents have the right to designate, remove and replace seven (7) managers, five (5) in their sole discretion. The other two (2) managers are designated, removed or replaced in consultation with MBIA Insurance Corporation ("MBIA") and the holders of Class 3: LoC Bank Group Claims under the Plan (the "LoC Bank Group"). Additionally, each of the LoC Bank Group and MBIA has the right to designate one additional manager. The rights of the Plan Proponents, MBIA and the LoC Bank Group to designate, remove and replace directors terminate upon the payment in full of New TAC's senior subordinated notes due 2012 and junior subordinated notes due 2013, to be issued pursuant to the Plan.

On the Effective Date:

      o Each share of common stock of Trenwick America Corporation issued and outstanding or held in treasury was cancelled and retired and no consideration was paid or delivered with respect thereto.

      o In consideration of the Trust Certificates, Trust Interests and New TAC Securities received under the Plan and described below, each 6.70% Senior Note originally due April 1, 2003, each 8.00% Contingent Interest Note due June 30, 2006 and each Trust Preferred 8.82% Junior Subordinated Deferrable Interest Debenture was deemed cancelled and of no further force or effect.

      o A Litigation Trust was formed. The Litigation Trust will be funded on the Initial Distribution Date with the Initial Trust Funding Amount. The Litigation Trust Assets automatically vested in the Litigation Trust on the Effective Date.

New Senior Subordinated Notes and Senior Litigation Trust Certificates. On the Initial Distribution Date, New TAC will issue New Senior Subordinated Notes in accordance with the Plan to the creditors described below and the Litigation Trust will issue to each holder of a New Senior Subordinated Note Senior Litigation Trust Certificates in the aggregate Face Amount equal to the Face Amount of the New Senior Subordinated Notes issued to such holder. Following the full indefeasible payment of the New Term Loan Facility (described below) and the New Revolver Facility (described below), on each Quarterly Distribution Date until payment in full, each holder of a New Senior Subordinated Note will receive its Applicable Share of the Debt Payments made by New TAC in respect of the New Senior Subordinated Notes and Trust Payments will be paid by the Litigation Trustees in accordance with the Litigation Trust Agreement. Each Trust Payment with respect to a Senior Trust Certificate will be


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

deemed to also be a Debt Payment and will reduce the outstanding principal amount of the New Senior Subordinated Note to which it corresponds by the amount of such Trust Payment. The New Senior Subordinated Notes and the corresponding Senior Trust Certificates cannot be transferred, sold or otherwise disposed of separately.

New Junior Subordinated Notes and Junior Litigation Trust Certificates. On the Initial Distribution Date, New TAC will issue New Junior Subordinated Notes in accordance with the Plan to the creditors described below and the Litigation Trust will issue to each holder of a New Junior Subordinated Note Junior Litigation Trust Certificates in the aggregate Face Amount equal to the Face Amount of the New Junior Subordinated Notes issued to such holder. Following the full indefeasible payment of the New Term Loan Facility (described below) and the New Revolver Facility (described below), provided that the holders of the New Senior Subordinated Notes have received Debt Payments in the aggregate Face Amount of the New Senior Subordinated Notes, on each Quarterly Distribution Date until payment in full, each holder of a New Junior Subordinated Note will receive its Applicable Share of the Debt Payments made by New TAC in respect of the New Junior Subordinated Notes and Trust Payments will be paid by the Litigation Trustees in accordance with the Litigation Trust Agreement. Each Trust Payment with respect to a Junior Trust Certificate will be deemed to also be a Debt Payment and will reduce the outstanding principal amount of the New Junior Subordinated Note to which it corresponds by the amount of such Trust Payment. The New Junior Subordinated Notes and the corresponding Junior Trust Certificates cannot be transferred, sold or otherwise disposed of separately.

New TAC Interests and Residual Trust Certificates. On the Initial Distribution Date, New TAC will issue the New TAC Interests and the Litigation Trust will issue Residual Trust Certificates to the creditors described below in accordance with the Plan. At such time that all obligations under the New TAC Debt Securities have been paid in full, holders of the New TAC Interests and the Residual Trust Certificates will be entitled to receive (i) distributions on account of the New TAC Interests, to the extent that there is Available Cash and is otherwise required under the Plan, and (ii) Trust Payments in respect of the Residual Trust Certificates. The New TAC Interests and the Residual Trust Certificates cannot be transferred, sold or otherwise disposed of separately.

Under Section 1145 of the Bankruptcy Code, the issuance of the New TAC Securities and the Trust Certificates described above are exempt from registration under the Securities Act of 1933, as amended, and equivalent provisions in state securities law.

Payment of Creditors:

      o Each holder of an Allowed Administrative Claim or a Priority Tax Claim will be paid in full. U.S. Trustee Fees will be paid when due until such time as the Court enters a final decree closing the Chapter 11 case. All fees and expenses due and owing to any Indenture Trustee, agent or servicer will be paid in cash on the Initial Distribution Date as ordered by the Court subject to a "reasonableness" standard. All Professionals requesting compensation or reimbursement of expenses shall apply to the Court for payment of the same.

      o Class 1 (Secured Claims) will either be reinstated or be paid in full in Cash. Class 2 (Priority Claims) will be paid in full in Cash.

      o Except to the extent that a holder of an Allowed Claim in Class 3 agrees to a different treatment, each holder of an Allowed Claim in Class 3 (LoC Bank Group Claim) will receive its Pro Rata Share of New Series B Junior Subordinated Notes to be issued in the aggregate Face Amount of $19,505,000 and Junior Litigation Trust Certificates entitling the holders of Allowed LoC Bank Group Claims the right to receive, in the aggregate, the LoC Bank Group's Maximum Claim in


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            respect of such New Series B Junior Subordinated Notes and Junior
            Litigation Trust Certificates, to be held in escrow pursuant to the New TAC Escrow Agreement pending draws on letters of credit pursuant to the Letter of Credit Facility not previously reimbursed.

      o Except to the extent that a holder of an Allowed Claim in Class 4 agrees to a different treatment, each holder of an Allowed Claim in Class 4 (Senior Notes Claim) will receive its Pro Rata Share of (i) New Senior Subordinated Notes in the aggregate Face Amount of $35,000,000 and Senior Litigation Trust Certificates entitling the holders of Allowed Senior Note Claims to receive an aggregate of $35,000,000 in respect of such New Senior Subordinated Notes and Senior Litigation Trust Certificates and (ii) New Series B Junior Subordinated Notes in the aggregate Face Amount of $41,945,161.29 and Junior Litigation Trust Certificates entitling the holders of Allowed Senior Note Claims to receive an aggregate of $41,945,161.29 in respect of such New Series B Junior Subordinated Notes and Junior Litigation Trust Certificates

      o Except to the extent that a holder of the Allowed Claim in Class 5 agrees to a different treatment, the holder of an Allowed Claim in Class 5 (InsCorp Claim) will receive (i) New Senior Subordinated Notes in aggregate Face Amount of $16,764,306.00 and Senior Litigation Trust Certificates entitling the holder of an Allowed InsCorp Claim to receive an aggregate of $16,764,306.00 in respect of such New Senior Subordinated Notes and Senior Litigation Trust Certificates and (ii) New Series A Junior Subordinated Notes in the aggregate Face Amount of $9,535,694.00 and Junior Litigation Trust Certificates entitling the holder of an Allowed InsCorp Claim to receive an aggregate amount of $9,535,694.00 in respect of such New Series A Junior Subordinated Notes and Junior Litigation Trust Certificates. New TAC Debt Securities distributed to InsCorp on the Initial Distribution Date will be exchanged for modified New TAC Debt Securities to the extent the Prepetition Claim of Trenwick (Barbados) is not reduced or disallowed.

      o Except to the extent that a holder of an Allowed Claim in Class 6 agrees to a different treatment, each holder of an Allowed Claim in Class 6 (CI Notes Claim) will receive its Pro Rata Share of (i) New Senior Subordinated Notes in the aggregate Face Amount of $821,963.30 and Senior Litigation Trust Certificates entitling the holders of Allowed CI Notes Claims to receive an aggregate of $821,963.30 in respect of such New Senior Subordinated Notes and Senior Litigation Trust Certificates and (ii) New Series B Junior Subordinated Notes and Junior Litigation Trust Certificates entitling the holders of Allowed CI Notes Claims to receive an aggregate of $984,946.70 in respect of such New Series B Junior Subordinated Notes and Junior Litigation Trust Certificates; provided, however, that each holder of an Allowed CI Notes Claim of less than $1,000 shall receive, in full and final satisfaction of such Allowed Claim, Cash in an amount equal to such Allowed Claim.

      o Except to the extent that a holder of an Allowed Claim in Class 7 agrees to a different treatment (including electing to convert its General Unsecured Claim to a Convenience Claim), each holder of an Allowed Claim in Class 7 (General Unsecured Claims) will receive its Pro Rata Share of (i) New Senior Subordinated and Senior Litigation Trust Certificates entitling each holder of an Allowed General Unsecured Claim to receive an aggregate amount of 45% of its Allowed Claim and (ii) New Series B Junior Subordinated Notes and Junior Litigation Trust Certificates entitling each holder of an Allowed General Unsecured Claims to receive an aggregate amount of 55% of its Allowed Claim.


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

      o Each holder of an Allowed Claim in Class 8 (Convenience Claims of $500 or less or reduced to $500) will be paid 100% of its Allowed Convenience Claim (as reduced in accordance with Section 6.34 of the Plan), without interest, in Cash.

      o Except to the extent that a holder of an Allowed Claim in Class 9 agrees to a different treatment, each holder of an Allowed Class 9 (Trust Preferreds Claim) will receive its Pro Rata Share of (i) New TAC Interests, subject to dilution by the exercise of any conversion of the New Term Loan Facility into up to ninety percent (90%) of the fully diluted New TAC Interests and (ii) Residual Trust Certificates.

      o Except to the extent that a holder of an Allowed Claim in Class 10 agrees to a different treatment, each holder of an Allowed Claim in Class 10 (Other Intercompany Claims) will receive its Pro Rata Share of (i) New Senior Subordinated Notes and Senior Litigation Trust Certificates entitling the holders of an Allowed Other Intercompany Claim to receive an aggregate amount of 45% of its Allowed Claim and
            (ii) New Series B Junior Subordinated Notes and Junior Litigation Trust Certificates entitling each holder of Allowed Other Intercompany Claims to receive an aggregate amount of 55% of its Allowed Claim.

      o Holders of Class 11 (Section 510(b) Claims) and Class 12 (Old Common Stock Interests) will not receive any distributions under the Plan.

Pursuant to the Plan, a Rights Offering was established under which Eligible Participants were offered the opportunity to participate as a lender in the New Revolver Facility and the New Term Loan Facility as described below. The Plan Proponents or their affiliates, as Standby Purchasers, committed to exercise all of the Rights not timely exercised by the remaining Rights holders. No Rights holders subscribed to the Rights Offering. The Plan Proponents or their affiliates have therefore agreed to provide New TAC and the Litigation Trust with a five (5) year term loan in the principal amount of $1,500,000, including a Standby Commitment Fee equal to 5% of the aggregate Term Loan Commitment and Revolving Loan Commitment (described below), which shall be memorialized as an additional principal amount of the notes under the New Term Loan Facility (the "Term Loan"). The principal amount of the Term Loan may be converted into membership interests in New TAC as described below. The Term Loan is senior to all other debt of New TAC. The Term Loan will accrue interest at 10.0% per annum and will mature on August 15, 2010, the fifth anniversary of the Effective Date of the Plan. The Term Loan, along with the New Revolver Facility (described below), are secured by a first priority lien on all of the assets of New TAC and the Litigation Trust. The principal amount of the Term Loan is convertible into
(i) new membership interests in New TAC representing 90% of the aggregate interests of the fully diluted membership interests outstanding at the Effective Date of the Plan; and (ii) beneficial interests representing 90% of the aggregate interests of the holders of Residual Trust certificates in the Litigation Trust.

Also pursuant to the Plan, on the Initial Distribution Date, the Plan Proponents or their designees will extend to New TAC and the Litigation Trust a New Revolver Facility. The New Revolver Facility is a seven-year revolving loan in the principal amount of $2,000,000. The New Revolver Facility will accrue interest at 10.0% per annum and will mature on August 15, 2012, the seventh anniversary of the Effective Date of the Plan. The New Revolver Facility, along with the Term Loan (described above) are secured by a first priority lien on all of the assets of New TAC and the Litigation Trust.

As of the Initial Distribution Date under the Plan, New TAC will issue approximately 124,200 Common Shares to the holders of the Allowed Trust Preferreds Claims and will reserve for issuance an aggregate of 1,200,000 Common Shares to be issued, if at all, to the lenders having Term Loan commitments under the


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

Credit Agreement among the Company, the Litigation Trust and certain lenders (the "Credit Agreement"), if and to the extent any of them elect to convert all or any portion of the Term Loan in accordance with the terms of the Credit Agreement. As of the Initial Distribution Date, the aggregate Common Shares of New TAC issued and reserved for issuance will be approximately 1,324,200 Common Shares.

Information as to the assets and liabilities of the Company as of September 30, 2004, the most recent practicable date prior to the Confirmation Order, is set forth in the Company's Operating Report filed as Exhibit 99.1 to the Company's Form 8-K filed with the SEC on December 3, 2004 and incorporated herein by reference. Information as to the assets and liabilities of the Company as of July 31, 2005, the most recent practicable date prior to the Effective Date is set forth in the Company's Operating Report filed as Exhibit 99.1 to the Company's Form 8-K filed with the SEC on August 25, 2005 and incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective August 15, 2005, in connection with the effectiveness of the Plan, Mr. Timothy R. Graham resigned as a director, officer and in all other capacities of the Registrant. Mr. Graham's resignation was voluntary and did not result from any disagreement with the Registrant or its affiliates on any matter relating to the Registrant's operations, policies or practices.

Item 7.01 Regulation FD Disclosure

On September 20, 2005, Trenwick America Corporation (the "Company" or the "Debtor") filed a monthly operating report as of August 20, 2003 and August 15, 2005 and for the period ended August 15, 2005 and the period from August 20, 2003 to August 15, 2005 (the "Monthly Operating Report") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). This final Monthly Operating Report was completed for the period from the original bankruptcy petition date (August 20, 2003) through the Effective Date (August 15, 2005). A copy of the Monthly Operating Report prepared by Trenwick America Services Corporation, a wholly owned indirect subsidiary of the Company, is attached hereto as Exhibit 99.3, and is incorporated herein by reference. The Monthly Operating Report includes financial information only with respect to the Company. Accordingly, the Monthly Operating Report does not contain detailed financial information with respect to those subsidiaries and affiliates of the Company that have not commenced proceedings to reorganize under chapter 11 of the United States Bankruptcy Code. The non-Debtor entities are listed in Exhibit 99.4.

The Monthly Operating Report is in a format prescribed by the applicable bankruptcy laws. Readers are cautioned not to place undue reliance upon the information contained in the Monthly Operating Report. The information in the Monthly Operating Report has been prepared in accordance with accounting standards generally accepted in the United States of America for interim reporting, with the exception of accounting for wholly owned subsidiaries of the Debtor, which have not been consolidated. In addition, certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of the Monthly Operating Report. There can be no assurance that the Monthly Operating Report is complete, and the Company undertakes no obligation to update or revise the Monthly Operating Report. The Monthly Operating Report has not been audited or reviewed by independent accountants.

The unaudited information in the Monthly Operating Report is subject to further review and potential adjustments and is not necessarily indicative of future results. In addition, the Monthly Operating Report contains information for periods that are different from those contained in the Company's reports pursuant


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

to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and does not include consolidated results of the Company. Accordingly, the substance and format of the Monthly Operating Report does not allow for meaningful comparison with the Company's previously disclosed consolidated financial statements.

The financial statements included in the Monthly Operating Report were prepared using certain assumptions and estimates that are subject to revision. Any adjustments for these estimates (based upon changes in facts and circumstances, further analysis, and other factors) will be reflected in the financial statements in the period during which such adjustments are made. These adjustments could have a material impact on reported results in the future.

In the future, so long as the Company remains under the supervision of the Bankruptcy Court, in lieu of filing quarterly reports on Form 10-Q and annual reports on Form 10-K, the Company intends to file on Form 8-K its post-confirmation quarterly summaries as filed with, and in the format prescribed by, the Bankruptcy Court.

The Company is a debtor and debtor-in-possession in Trenwick America Corporation, et al., Case No. 03-12635 (MFW) (Bankr. D. Del. 2003).

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the Monthly Operating Report and other information in this Report (including exhibits) are furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Exchange Act, or otherwise subject to liabilities under that Section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 8.01 Other Events

On August 22, 2005, New TAC filed a Notice of Occurrence of Effective Date and Deadline for the Filing of Claims for Administrative Expenses with the Court. A copy of this Notice is attached hereto as Exhibit 99.5. The Notice notifies the Court that the Effective Date occurred on August 15, 2005.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

--------------------------------------------------------------------------------
99.1 Second Amended Plan of Reorganization of Trenwick America Corporation, dated October 26, 2004
--------------------------------------------------------------------------------
99.2 Order Confirming Plan of Reorganization for Trenwick America Corporation under Chapter 11 of the Bankruptcy Code, as Modified, dated October 27, 2004
--------------------------------------------------------------------------------
99.3 August 2005 Monthly Operating Report of Trenwick America Corporation, dated September 20, 2005
--------------------------------------------------------------------------------
99.4        List of Non-Debtor Entities
--------------------------------------------------------------------------------
99.5 Notice of Occurrence of Effective Date and Deadline for the Filing of Claims for Administrative Expenses, dated August 22, 2005
--------------------------------------------------------------------------------


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRENWICK AMERICA CORPORATION


                                        By:  /s/ Joann McNiff
                                                 --------------
                                        Name:  Joann McNiff
                                        Title: Chief Executive Officer and
                                        President of Trenwick America LLC, the
                                        successor to the assets and liabilities
                                        of the estate of Trenwick America
                                        Corporation in case #03-12635(MFW)
                                        commenced by Trenwick America
                                        Corporation under Chapter 11 of the
                                        Bankruptcy Code on August 20, 2003 in
                                        the U.S. Bankruptcy Court of the
                                        District of Delaware and styled In re
                                        Trenwick America Corporation
Dated: October 5, 2005


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